SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K/A
__________________________________

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 6, 2017

__________________________________
NETFLIX, INC.
(Exact name of registrant as specified in its charter)
__________________________________

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders
As reported by Netflix, Inc. (the “Company”) on Form 8-K filed June 9, 2017, at the 2017 Annual Meeting, a majority of the Company’s stockholders that voted on the matter indicated a preference to hold, on a non-binding, advisory basis, the Company’s future say-on-pay advisory vote on an annual basis. In accordance with the original recommendation of the Company’s Board of Directors, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 24, 2017, and consistent with the stockholder voting results, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: October 6, 2017

/s/ David Hyman
David Hyman
General Counsel and Secretary